The Royce Fund

Pennsylvania Mutual Fund
Royce Micro-Cap Fund
Royce Total Return Fund

Consultant Class Shares

Supplement to Prospectus dated October 15, 2001

The following supplements the information regarding minimum initial investments for shares purchased directly through The Royce Fund, appearing under "General Shareholder Information" on page 14 of the Prospectus:

        The minimum initial investment for shares purchased in a regular account is $1,000.

December 19, 2001